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                                   Exhibit 24
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                               POWERS OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Richard R. Slager
                                          Richard R. Slager

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Alan B. Satterwhite
                                          Alan B. Satterwhite

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   John S. Christie
                                          John S. Christie

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Bernadine P. Healy
                                          Bernadine P. Healy

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   David H. Hoag
                                          David H. Hoag

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   John H. McConnell
                                          John H. McConnell

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Charles H. McCreary
                                          Charles H. McCreary

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   James V. Pickett
                                          James V. Pickett

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Harold A. Poling
                                          Harold A. Poling

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Michael H. Thomas
                                          Michael H. Thomas

                              POWER OF ATTORNEY


            The undersigned officer and/or director of Karrington Health, Inc. (the "Company"), does hereby constitute and appoint Richard R. Slager, Alan B. Satterwhite and Mark N. Mace, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8 in connection with the offering of 550,000 Common Shares of the Company pursuant to the Karrington Health, Inc. 1996 Incentive Stock Plan, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.



                                    /s/   Robert D. Walter
                                          Robert D. Walter